UNITED STATES SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2017

NEWPARK RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-2960	72-1123385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9320 Lakeside Boulevard, Suite 100 The Woodlands, TX		77381
(Address of principal executive offices)		(Zip Code)
 Registrant’s telephone number, including area code: (281) 362-6800
_____________________________________________________
(Former name or former address, if changed since last report.)
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 3.02. Unregistered Sales of Equity Securities.
The information set forth under Item 8.01 regarding the issuance of common stock by Newpark Resources, Inc. (“Newpark”) pursuant to the Purchase Agreements (as defined in Item 8.01) is incorporated by reference into this Item 3.02.
Item 7.01. Regulation FD Disclosure.
On November 13, 2017, Newpark issued a press release announcing the closing of the Acquisitions (as defined in Item 8.01). A copy of the press release is furnished and attached as Exhibit 99.1 hereto and is incorporated herein solely for the purposes of this Item 7.01 disclosure.
The information furnished in this Item 7.01 and in Exhibit 99.1 to this Current Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 8.01. Other Events.
On November 13, 2017, Newpark Mats & Integrated Services LLC (“Newpark Mats”), a wholly owned subsidiary of Newpark, and Newpark closed their previously announced acquisitions (the “Acquisitions”) of (i) substantially all of the assets of Well Service Group Inc. (“WSG”), pursuant to an Asset Purchase Agreement (the “WSG Agreement”) between Newpark Mats, Newpark, WSG and the stockholders designated therein, and (ii) substantially all of the assets of Utility Access Solutions Inc. (“UAS”), pursuant to an Asset Purchase Agreement (the “UAS Agreement,” together with the WSG Agreement, the “Purchase Agreements”) between Newpark Mats, Newpark, UAS and the stockholders designated therein. The aggregate consideration payable pursuant to the WSG Agreement was $74.4 million, subject to post-closing adjustment, and was payable in cash and 3,299,090 shares of the common stock, par value of $0.01, of Newpark. The aggregate consideration payable pursuant to the UAS Agreement was $2.4 million, subject to post-closing adjustment, and was payable in cash and 62,277 shares of the common stock, par value of $0.01, of Newpark. The cash portion of the aggregate consideration was funded with available cash and borrowings under Newpark’s revolving credit facility. As previously disclosed by Newpark, the shares of common stock issued in the Acquisitions were made in reliance upon an exemption provided under Section 4(a)(2) of the Securities Act of 1933, as amended. The Purchase Agreements were previously described in, and copies of the Purchase Agreements were included as Exhibits 2.1 and 2.2 to, Newpark’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 31, 2017.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated November 13, 2017, issued by Newpark Resources, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2017	NEWPARK RESOURCES, INC.

	By:	/s/ Mark J. Airola
	Name:	Mark J. Airola
	Title:	Senior Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated November 13, 2017, issued by Newpark Resources, Inc.